Exhibit 99.1

Blue Water Biotech Announces Exercise of Warrants and Issuance of New Warrants in A Private Placement For $2.7 Million Gross Proceeds

CINCINNATI, Ohio, August 1, 2023 – Blue Water Biotech, Inc. ("Blue Water" or the “Company”) (Nasdaq: BWV), today announced it has entered into a definitive agreement for the exercise of certain existing warrants to purchase 2,486,214 shares of its common stock at a reduced exercise price of $1.09 per share, in exchange for new warrants as described below. The aggregate gross proceeds from the exercise of the existing warrants is expected to total approximately $2.7 million, before deducting placement agent fees and other offering expenses payable by the Company. The transaction is expected to close on or about August 2, 2023, subject to satisfaction of customary closing conditions.

H.C. Wainwright is acting as the exclusive placement agent for this transaction.

The Company expects to use the net proceeds from the transaction for working capital and general corporate purposes, including executing on launch activities for Blue Water’s commercial portfolio announced in a letter to shareholders issued earlier this month.

The shares of common stock issuable upon exercise of the existing warrants are registered pursuant to an existing registration statement on a Post-Effective Amendment No. 1 to Form S-1 on Form S-3 (File No. 333-267142), declared effective by the Securities and Exchange Commission (the “SEC”) on May 4, 2023.

In consideration for the immediate exercise of the existing warrants for cash, the Company will issue new unregistered warrants to purchase shares of common stock in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"). The shares of common stock issuable upon exercise of the new warrants is subject to stockholder approval. The Company agreed to convene a stockholders’ meeting on or before 90 days following the closing date of the transaction to obtain such approval. The new warrants will be exercisable for up to an aggregate of 4,972,428 shares of common stock, at an exercise price of $1.09 per share and have a term of exercise equal to five years from the date of stockholder approval.

The new warrants offered in the private placement have not been registered under the 1933 Act, or applicable under state securities laws. Accordingly, the new warrants and shares of common stock issuable upon the exercise of the new warrants may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. As part of the offering, the Company has agreed to file a resale registration statement on Form S-3 with the SEC as soon as practicable to register the resale of the shares of common stock issuable upon the exercise of the new warrants issued in the private placement, and to have such resale registration statement declared effective within 90 days following the date of the agreement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Blue Water Biotech

Blue Water Biotech, Inc. is a biotechnology and pharmaceutical company focused on developing and commercializing transformational therapies to address significant health challenges globally. Headquartered in Cincinnati, OH, the Company owns ENTADFI®, an FDA-approved, once daily pill that combines finasteride and tadalafil for the treatment of benign prostatic hyperplasia. This combination allows men to receive treatment for their symptoms of benign prostatic hyperplasia without the negative sexual side effects typically seen in patients on finasteride alone. The Company is also in the process of acquiring approved therapies from WraSer, LLC, and Xspire Pharma, LLC, including ZONTIVITY® (reduction of thrombotic cardiovascular events in patients with myocardial infarction or with peripheral arterial disease), OTOVEL® (acute otitis media with tympanostomy tubes), CETRAXAL® (acute otitis externa), CONJUPRI® (hypertension), TREZIX™ (moderate to severe pain) and NALFON® (NSAID treatment for pain and inflammation). The Company also has a robust preclinical vaccine pipeline. Blue Water holds the rights to proprietary technology developed at the University of Oxford, Cincinnati Children’s Hospital Medical Center, St. Jude Children’s Hospital, and The University of Texas Health Science Center at San Antonio. Blue Water is developing a Streptococcus pneumoniae vaccine candidate, designed to specifically prevent highly infectious middle ear infections, known as AOM, in children, and prevention of pneumonia in the elderly. The Company is also developing a universal flu vaccine that will provide protection from all virulent strains in addition to licensing a novel norovirus S&P nanoparticle versatile virus-like particle vaccine platform from Cincinnati Children’s to develop vaccines for multiple infectious diseases, including Marburg and monkeypox, among others. Additionally, the Company is developing a Chlamydia vaccine candidate with UT Health Science Center San Antonio to prevent infection and reduce the need for antibiotic treatment associated with contracting Chlamydia disease. For more information about Blue Water, visit www.bwbioinc.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward-looking statements (including, without limitation, statements regarding the completion of the offering, the satisfaction of customary closing conditions, the intended use of proceeds from the offering, the anticipated benefits of the Company’s agreements with Knipper, UpScript, IQVIA, APS and bfw and the anticipated results of the Company’s sales and marketing efforts for its commercial stage products as described herein) are based on Blue Water’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, market and other conditions, risks related to Blue Water’s ability to realize the benefits of its acquisitions of ENTADFI®, ZONTIVITY®, OTOVEL®, CETRAXAL®, CONJUPRI®, TREZIX™ and NALFON®; risks related to Blue Water’s ability to expand its business scope, commercialize ENTADFI® and integrate the assets and commercial operations being acquired from WraSer, LLC, and Xspire Pharma, LLC into Blue Water’s business; risks related to Blue Water’s ability to attract, hire and retain skilled personnel and establish an effective sales team; risks related to Blue Water’s ability to establish, maintain and optimize key third party commercial collaboration agreements (such as those with Knipper, UpScript, IQVIA, APS and bfw); risks related to the Company’s present need for capital to close its asset acquisitions, commercially launch the Company’s acquired products and have adequate working capital; risks related to the development of Blue Water’s vaccine candidates; the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the timing and progress of clinical development of our product candidates; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any commercial-stage pharmaceutical product or any product candidate under clinical development, there are significant risks in the development, regulatory approval and commercialization of pharmaceutical products. Blue Water does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in Blue Water’s Annual Report on Form 10-K, filed with the SEC on March 9, 2023 and periodic reports filed with the SEC on or after the date thereof. All of Blue Water’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof.

Media Contact Information:

Blue Water Media Relations

Telephone: (646) 942-5591

Email: Nic.Johnson@russopartnersllc.com

Investor Contact Information:

Blue Water Investor Relations

Email: investors@bwbioinc.com